DEFINED DURATION 10 ETF
SCHEDULE OF INVESTMENTS
October 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.7%	Shares	Value
SPDR Portfolio Developed World ex-US ETF	207,473	$9,031,300
Vanguard FTSE Emerging Markets ETF	38,178	2,098,645
Vanguard Intermediate-Term Treasury ETF (a)	250,009	15,045,541
Vanguard Long-Term Treasury ETF	194,801	11,179,629
Vanguard S&P 500 ETF	5,002	3,136,454
Vanguard Short-Term Treasury ETF	188,579	11,097,874
Vanguard Value ETF	30,168	5,604,008
TOTAL EXCHANGE TRADED FUNDS (Cost $55,272,727)		57,193,451

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.3%
First American Government Obligations Fund - Class X, 4.03% (b)	181,809	181,809
TOTAL MONEY MARKET FUNDS (Cost $181,809)		181,809

TOTAL INVESTMENTS - 100.0% (Cost $55,454,536)		$57,375,260
Liabilities in Excess of Other Assets - (0.0)% (c)		(16,365)
TOTAL NET ASSETS - 100.0%		$57,358,895
Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	The rate shown represents the 7-day annualized yield as of October 31, 2025.
(c)	Represents less than 0.05% of net assets.
The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

DEFINED DURATION 10 ETF

Summary of Fair Value Disclosure as of October 31, 2025 (Unaudited)

Defined Duration 10 ETF (formerly known as the Discipline Fund ETF) (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2025:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Investments
Exchange Traded Funds	$57,193,451	$—	$—	$57,193,451
Money Market Funds	181,809	—	—	181,809
Total Investments	$57,375,260	$—	$—	$57,375,260
Refer to the Schedule of Investments for further disaggregation of investment categories.
During the fiscal period ended October 31, 2025, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

2